UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2024

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5220 Spring Valley Road, Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(949) 281-2606

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 7, 2024, Vivakor, Inc. (the “Company”), a Nevada corporation, filed a Current Report on Form 8-K (the “Initial Report”) to report that on October 1, 2024, the Company, Jorgan Development, LLC, a Louisiana limited liability company (“Jorgan”) and JBAH Holdings, LLC, a Texas limited liability company (“JBAH” and, together with Jorgan, the “Sellers”), as the equity holders of Endeavor Crude, LLC, a Texas limited liability company, Equipment Transport, LLC, a Pennsylvania limited liability company, Meridian Equipment Leasing, LLC, a Texas limited liability company, and Silver Fuels Processing, LLC, a Texas limited liability company (collectively, the “Endeavor Entities”) closed the transactions that were the subject of the previously-disclosed Membership Interest Purchase Agreement among them dated March 21, 2024, as amended (the “MIPA”).

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide financial statements of the Endeavor Entities, and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the MIPA and transactions contemplated thereby. The financial statements of the Endeavor Entities are presented in two sets of financial statements for each period reported, with one set of financial statements being the combined financial statements of Endeavor Crude, LLC, which includes the combined financial results of Endeavor Crude, LLC, Equipment Transport, LLC and Meridian Equipment Leasing, LLC, and the second set of financial statements being the financial statements of Silver Fuels Processing, LLC.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of the Endeavor Entities

The audited combined financial statements of Endeavor Crude, LLC, Meridian Equipment Leasing, LLC, and Equipment Transport, LLC, and the audited financial statements of Silver Fuels Processing, LLC as of and for the years ended December 31, 2023 and 2022, together with the related notes to the financial statements, are included as Exhibits 99.1 and 99.2 to this Current Report.

The unaudited combined financial statements of Endeavor Crude, LLC, Meridian Equipment Leasing, LLC, and Equipment Transport, LLC and the unaudited financial statements of Silver Fuels Processing, LLC, for the six months ended June 30, 2024 and 2023, together with the related unaudited notes to the financial statements, are included as Exhibits 99.3 and 99.4 to this Current Report and are incorporated herein by reference.

The unaudited combined financial statements of Endeavor Crude, LLC, Meridian Equipment Leasing, LLC, and Equipment Transport, LLC, and the unaudited financial statements of Silver Fuels Processing, LLC, for the nine months ended September 30, 2024 and 2023, together with the related unaudited notes to the financial statements, are included as Exhibits 99.5 and 99.6 to this Current Report and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of the Company for the six months ended June 30, 2024, the nine months ended September 30, 2024 and for the year ended December 31, 2023, are included as Exhibit 99.7 to this Current Report and are incorporated herein by reference.

The pro forma financial information included in this Amendment No.1 has been presented for informational purposes only and is not necessarily indicative of the consolidated financial position or results of operations that would have been realized had the acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated consolidated financial position or future results of operations that the Company will experience after the acquisition. The pro forma financial information is subject to a full valuation report to be completed by the Company by September 30, 2025according to ASC 805.

(d)	Exhibits

99.1	Audited Annual Combined Financial Statements of Endeavor Crude, LLC, Meridian Equipment Leasing, LLC, and Equipment Transport, LLC for the Years Ended December 31, 2023 and 2022
99.2	Audited Annual Financial Statements of Silver Fuels Processing LLC, for the Years Ended December 31, 2023 and 2022
99.3	Unaudited Combined Financial Statements of Endeavor Crude, LLC, Meridian Equipment Leasing, LLC, and Equipment Transport, LLC for the Six Months Ended June 30, 2024 and 2023
99.4	Unaudited Financial Statements of Silver Fuels Processing, LLC, for the Six Months Ended June 30, 2024 and 2023
99.5	Unaudited Combined Financial Statements of Endeavor Crude, LLC, Meridian Equipment Leasing, LLC, and Equipment Transport, LLC for the Nine Months Ended September 30, 2024 and 2023
99.6	Unaudited Financial Statements of Silver Fuels Processing, LLC, for the Nine Months Ended September 30, 2024 and 2023
99.7	Unaudited Pro Forma Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: December 13, 2024	By:	/s/ Tyler Nelson
		Name:	Tyler Nelson
		Title:	Chief Financial Officer

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